UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: November 6, 2009
(Date of earliest event reported: November 6, 2009)
Revlon, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

237 Park Avenue
New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)
(212) 527-4000
(Registrant’s telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On November 6, 2009, Revlon, Inc. (“Revlon”) issued a press release (the “Press Release”) announcing, among other things, that Revlon’s wholly-owned operating subsidiary, Revlon Consumer Products Corporation (“RCPC”), has received all of the required lender consents to the previously-reported amendments (the “Amendments”) to its bank term loan credit agreement and bank revolver credit agreement (the “Bank Credit Agreements”). The Amendments permit RCPC to conduct certain refinancing transactions on a variety of terms and conditions, including terms that would permit RCPC to seek to refinance its 9-1/2% Senior Notes due April 2011 on a secured basis. A copy of the Amendments are attached hereto as Exhibits 4.1 and 4.2 and are incorporated by reference into this Item 1.01.
Item 8.01. Other Events.
In the Press Release, Revlon also announced that RCPC commenced an offer to purchase for cash any and all of RCPC’s 9-1/2% Senior Notes due 2011. The full text of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 8.01.
Forward-Looking Statements
Statements made in this Form 8-K, which are not historical facts, including statements about the plans of Revlon, Inc. and RCPC (together, the “Company”) and their strategies, focus, beliefs and expectations, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry or cosmetics category conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the filing of this Form 8-K. Such forward-looking statements include, without limitation, the Company’s beliefs, expectations, focus and/or plans regarding future events, including as to RCPC’s plans to conduct (i) certain refinancing transactions on a variety of terms and conditions, including terms that would permit RCPC to seek to refinance its 9.5% Senior Notes due April 2011 on a secured basis; and (ii) an offer to purchase for cash any and all of RCPC’s 9.5% Senior Notes. Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, Quarterly Reports on Form 10-Q and other Current Reports on Form 8-K filed with the SEC during 2009 (which may be viewed on the SEC’s website at http://www.sec.gov or on Revlon, Inc.’s website at http://www.revloninc.com), as well as reasons including difficulties, delays, unexpected costs or the inability of RCPC to consummate, in whole or in part, any future refinancing of its 9.5% Senior Notes on a secured basis or the offer to purchase for cash any and all of RCPC’s 9.5% Senior Notes, including due to market conditions or other factors. Factors other than those referred to above could also cause the Company’s results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, the Company’s websites or other websites referenced herein shall not be incorporated by reference into this Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
4.1	Amendment No. 1 to Bank Term Loan Credit Agreement, dated November 6, 2009 (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on November 6, 2009).

4.2	Amendment No. 5 to Bank Revolver Credit Agreement, dated November 6, 2009 (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on November 6, 2009).

99.1	Press Release of Revlon, Inc., dated November 6, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.
By:	/s/ Robert K. Kretzman
Robert K. Kretzman
Executive Vice President, Human Resources, Chief Legal Officer and General Counsel

Date: November 6, 2009

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amendment No. 1 to Bank Term Loan Credit Agreement, dated November 6, 2009 (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on November 6, 2009).

4.2	Amendment No. 5 to Bank Revolver Credit Agreement, dated November 6, 2009 (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on November 6, 2009).

99.1	Press Release of Revlon, Inc., dated November 6, 2009.